UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 15, 2007

Date of Report (Date of earliest event reported)

GLOBALWISE INVESTMENTS, INC.

(Exact name of small business issuer as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	000-31671 Commission File No.	87-0613716 (I.R.S. Employer Identification No.)

2157 S. Lincoln Street, Salt Lake City, Utah  84106

(Address of principal executive offices)

(801) 323-2395

(Issuer’s telephone number)

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

In this report references to “Globalwise,” “we,” “us,” and “our” refer to Globalwise Investments, Inc.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Securities and Exchange Commission (“SEC”) encourages companies to disclose forward-looking information so that investors can better understand future prospects and make informed investment decisions.  This report contains these types of statements.  Words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “project,” or “continue” or comparable terminology used in connection with any discussion of future events, operating results or financial performance identify forward-looking statements.  You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this report.  All forward-looking statements reflect our present expectation of future events and are subject to a number of important factors, including but not limited to the possibility that the intended acquisition or merger will not come to fruition.   In addition other uncertainties could cause actual events to differ materially from those described in the forward-looking statements.

Section 5 - Corporate Governance and Management

Items 5.03 Amendment to Articles of Incorporation or Bylaws; Changes in Fiscal Year

Globalwise Investments, Inc. was incorporated in the state of Utah on October 3, 1997 and had 50,000,000 shares of common stock authorized as of July 2000 (Globalwise - Utah).  On July 12, 2000, Globalwise - Utah incorporated Globalwise Investments, Inc. in the state of Nevada (Globalwise - Nevada) and on July 21, 2000, Globalwise - Utah merged with Globalwise - Nevada for the sole purpose of changing our domicile from the state of Utah to the state of Nevada.  We recently discovered that the amount of authorized common stock listed in the Nevada articles of incorporation was erroneously listed at 20,000,000.  On May 22, 2007, Globalwise filed a certificate of correction with the Secretary of State of Nevada to correct the authorized common stock listed in the July 21, 2000 articles of incorporation to 50,000,000 authorized shares and the correction was effective May 22, 2007.

Section 8 - Other Events

Item 8.01 Other Events

Globalwise Investments, Inc. has identified a business opportunity that we plan to pursue.  However, as of the date of this report, we have not entered into a definitive agreement concerning an acquisition or merger, and management can not assure you that any transaction will be finalized.  As of the date of this report we have 519,500 shares of common stock issued and outstanding due to the voluntary retirement of 282,500 shares to the corporate treasury by shareholders.  Management intends to focus on the pursuit of this business opportunity and we will disclose significant developments as they occur.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

3.1

Certificate of Correction, effective May 22, 2007

SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2007	GLOBALWISE INVESTMENTS, INC. By: /s/ Donald R. Mayer Donald R. Mayer President and Director